EXHIBIT 23


Deloitte & Touche LLP
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INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-62635 of Norwest Financial, Inc. on Form S-3 of our report dated January 14, 1998, appearing in the Annual Report on Form 10-K of Norwest Financial, Inc. for the year ended December 31, 1997.



\s\                           Deloitte & Touche

March 20, 1998
























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